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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

SEA CONTAINERS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-07560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)
41 Cedar Avenue P.O. Box HM 1179 Hamilton HMEX, Bermuda (Address of Principal Executive Offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99
May 14, 2003 news release regarding first quarter 2003 consolidated earnings

ITEM 9.    Regulation FD Disclosure (under Item 12)

        The information contained in this Current Report is intended to be furnished under Item 12—Results of Operations and Financial Condition pursuant to interim guidance issued by the Commission in Release Nos. 33-8216 and 34-47583. Therefore, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

        On May 14, 2003, the registrant announced its consolidated earnings for the first quarter 2003. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2003
SEA CONTAINERS LTD.
	By:	/s/ E.S. HETHERINGTON Edwin S. Hetherington Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated May 14, 2003

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 9. Regulation FD Disclosure (under Item 12)
SIGNATURES
EXHIBIT INDEX